Exhibit 99.1
Fabrinet Announces First Quarter Fiscal Year 2027 Financial Results
•Record First Quarter Revenue Increased 51% From Prior Year, Exceeding Guidance Range
BANGKOK, Thailand – November 2, 2026 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its first fiscal quarter ended September 25, 2026.

Seamus Grady, Chairman and Chief Executive Officer of Fabrinet, said, “Fiscal year 2027 is off to an excellent start with record revenue and non-GAAP earnings per share that were well above our guidance ranges. Broad-based demand across multiple significant programs drove these results, with new product ramps further supporting our growth. We enter the second quarter with exceptional momentum that makes us confident that we can deliver another strong performance.”
First Quarter Fiscal Year 2027 Financial Highlights
GAAP Results
•Revenue for the first quarter of fiscal year 2027 was $1,474.5 million, compared to $978.1 million for the first quarter of fiscal year 2026.
•GAAP net income for the first quarter of fiscal year 2027 was $103.5 million, compared to $95.9 million for the first quarter of fiscal year 2026.
•GAAP net income per diluted share for the first quarter of fiscal year 2027 was $2.86, compared to $2.66 for the first quarter of fiscal year 2026.
Non-GAAP Results
•Non-GAAP net income for the first quarter of fiscal year 2027 was $157.4 million, compared to $105.3 million for the first quarter of fiscal year 2026.
•Non-GAAP net income per diluted share for the first quarter of fiscal year 2027 was $4.34, compared to $2.92 for the first quarter of fiscal year 2026.
Share Repurchase Program Expanded
Fabrinet also announced that its Board of Directors has approved an expansion of its share repurchase program, authorizing the repurchase of up to an additional $103.0 million of Fabrinet’s ordinary shares. The addition brings the aggregate authorization under Fabrinet’s existing share repurchase program to $637.3 million.

Business Outlook
Based on information available as of November 2, 2026, Fabrinet is issuing guidance for its second fiscal quarter ending December 25, 2026, as follows:
•Fabrinet expects second quarter revenue to be in the range of $1.6 billion to $1.65 billion.
•GAAP net income per diluted share is expected to be in the range of $3.81 to $3.96, based on approximately 36.2 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $4.77 to $4.92, based on approximately 36.2 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.

Conference Call Information

What:	Fabrinet First Quarter Fiscal Year 2027 Financial Results Call
When:	November 2, 2026
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.
About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include (1) our statement relating to our confidence that we will be able to deliver a strong performance in the second quarter of fiscal year 2027 and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the second quarter of fiscal year 2027. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the data center, communications infrastructure, automotive, industrial and other markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on August 18, 2026. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; severance payment and others; restructuring and other related costs; legal and litigation costs; non-marketable equity securities revaluation; and charges arising from the implementation or application of the OECD Pillar Two global minimum tax framework, including charges resulting from changes in implementing regulations, administrative guidance or related governmental measures. We have excluded these items in order to enhance investors’ understanding of our underlying operations.

Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	September 25, 2026	June 26, 2026
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$392,326	$346,711
Short-term investments	363,427	528,344
Trade accounts receivable, net of allowance for expected credit losses of $1,042 and $1,050, respectively	1,161,412	1,017,933
Inventories	1,193,094	1,021,235
Prepaid expenses	48,879	49,915
Other current assets	262,233	195,571
Total current assets	3,421,371	3,159,709
Non-current assets
Long-term restricted cash	918	704
Property, plant and equipment, net	778,230	615,067
Intangibles, net	2,278	2,458
Operating right-of-use assets	3,613	3,974
Deferred tax assets	19,429	19,229
Non-marketable equity securities	67,647	89,103
Other non-current assets	24,150	20,717
Total non-current assets	896,265	751,252
Total Assets	$4,317,636	$3,910,961
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$11,211	$—
Trade accounts payable	1,269,073	1,005,761
Fixed assets payable	96,037	86,018
Operating lease liabilities, current portion	926	1,189
Income tax payable	85,507	63,469
Accrued payroll, bonus and related expenses	32,208	29,850
Accrued expenses	36,676	56,549
Severance liabilities, current portion	2,315	2,319
Other payables	143,640	157,470
Total current liabilities	1,677,593	1,402,625
Non-current liabilities
Long-term borrowings, non-current portion, net	63,528	—
Deferred tax liability	2,519	1,654
Operating lease liability, non-current portion	2,655	2,824
Severance liabilities	32,843	31,776
Other non-current liabilities	22,444	17,826
Total non-current liabilities	123,989	54,080
Total Liabilities	1,801,582	1,456,705
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of September 25, 2026 and June 26, 2026)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,797,868 shares and 39,722,708 shares issued as of September 25, 2026 and June 26, 2026, respectively; and 35,833,303 shares and 35,834,864 shares outstanding as of September 25, 2026 and June 26, 2026, respectively)	398	397
Additional paid-in capital	241,623	251,854
Less: Treasury shares (3,964,565 shares and 3,887,844 shares as of September 25, 2026 and June 26, 2026, respectively)	(394,430)	(365,287)
Accumulated other comprehensive income (loss)	(1,358)	968
Retained earnings	2,669,821	2,566,324
Total Shareholders’ Equity	2,516,054	2,454,256
Total Liabilities and Shareholders’ Equity	$4,317,636	$3,910,961

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended
(in thousands of U.S. dollars, except per share data)	September 25, 2026	September 26, 2025
Revenues	$1,474,459	$978,128
Cost of revenues	(1,300,661)	(861,689)
Gross profit	173,798	116,439
Selling, general and administrative expenses	(26,744)	(22,246)
Restructuring and other related costs	(1,049)	—
Operating income	146,005	94,193
Interest income	5,539	9,417
Interest expense	(231)	—
Foreign exchange gain (loss), net	(220)	(2,060)
Other income (expense), net	(21,592)	(122)
Income before income taxes	129,501	101,428
Income tax expense	(26,004)	(5,502)
Net income	103,497	95,926
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(4,145)	(811)
Change in net unrealized gain (loss) on derivative instruments	1,812	(2,062)
Change in foreign currency translation adjustment	7	(89)
Total other comprehensive income (loss), net of tax	(2,326)	(2,962)
Net comprehensive income	$101,171	$92,964
Earnings per share
Basic	$2.89	$2.68
Diluted	$2.86	$2.66
Weighted-average number of ordinary shares outstanding (in thousands of shares)
Basic	35,866	35,773
Diluted	36,233	36,097

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three Months Ended
(in thousands of U.S. dollars)	September 25, 2026	September 26, 2025
Cash flows from operating activities
Net income for the period	$103,497	$95,926
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	21,700	14,860
(Gain) loss on disposal of property, plant and equipment and intangibles	(124)	(6)
(Gain) loss on non-marketable equity securities	21,456	—
(Gain) loss from sales and maturities of available-for-sale securities	(73)	—
Amortization of discount (premium) of short-term investments	(707)	(1,222)
Inventory obsolescence impairment	6,333	2,290
(Reversal of) allowance for expected credit losses	(8)	(45)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	4,095	461
Share-based compensation	11,225	9,071
Customer warrant	2,455	286
Deferred income tax expense (benefit)	608	(106)
Other non-cash expenses	135	66
Changes in operating assets and liabilities
Trade accounts receivable	(143,301)	51,821
Inventories	(178,192)	(143,469)
Other current assets and non-current assets	(81,171)	(13,579)
Trade accounts payable	262,069	59,508
Income tax payable	22,038	2,993
Accrued expenses	(19,791)	(2,539)
Other payables	(15,425)	23,284
Severance liabilities	1,112	826
Other current liabilities and non-current liabilities	3,356	2,142
Net cash provided by operating activities	21,287	102,568
Cash flows from investing activities
Purchase of short-term investments	(996)	(110,329)
Proceeds from sales of short-term investments	111,848	—
Proceeds from maturities of short-term investments	50,700	74,789
Purchase of property, plant and equipment	(158,698)	(45,266)
Purchase of intangibles	(239)	(169)
Proceeds from disposal of property, plant and equipment	150	15
Net cash provided by (used in) investing activities	2,765	(80,960)
Cash flows from financing activities
Proceeds from long-term borrowings	74,828	—
Repurchase of ordinary shares	(29,143)	(268)
Withholding tax related to net share settlement of restricted share units	(23,910)	(22,697)
Net cash provided by (used in) financing activities	21,775	(22,965)
Net increase (decrease) in cash, cash equivalents and restricted cash	$45,827	$(1,357)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$347,415	$306,425
Increase (decrease) in cash, cash equivalents and restricted cash	45,827	(1,357)
Effect of exchange rate on cash, cash equivalents and restricted cash	2	(67)
Cash, cash equivalents and restricted cash at the end of period	$393,244	$305,001
Non-cash investing and financing activities
Construction, software and equipment-related payables	$96,037	$50,941

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same amounts shown in the consolidated statements of cash flows:

	As of
(in thousands of U.S. dollars)	September 25, 2026	September 26, 2025
Cash and cash equivalents	$392,326	$305,001
Restricted cash	918	—
Cash, cash equivalents and restricted cash	$393,244	$305,001

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended
(in thousands of U.S. dollars)	September 25, 2026		September 26, 2025
Revenues	$1,474,459		$978,128

Gross profit (GAAP)	$173,798	11.8%	$116,439	11.9%
Share-based compensation expenses	4,203		3,519
Gross profit (Non-GAAP)	$178,001	12.1%	$119,958	12.3%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended
(in thousands of U.S. dollars)	September 25, 2026		September 26, 2025
Revenues	$1,474,459		$978,128

Operating profit (GAAP)	$146,005	9.9%	$94,193	9.6%
Share-based compensation expenses	11,225		9,071
Restructuring and other related costs	1,049		—
Severance payment and others	158		72
Legal and litigation costs	99		256
Operating profit (Non-GAAP)	$158,536	10.8%	$103,592	10.6%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended
	September 25, 2026		September 26, 2025
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$103,497	$2.86	$95,926	$2.66
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	4,203	0.12	3,519	0.10
Total related to cost of revenues	4,203	0.12	3,519	0.10
Related to selling, general and administrative expenses:
Share-based compensation expenses	7,022	0.19	5,552	0.15
Legal and litigation costs	99	0.00	256	0.01
Severance payment and others	158	0.00	72	0.00
Total related to selling, general and administrative expenses	7,279	0.19	5,880	0.16
Related to restructuring and other related costs:
Restructuring and other related costs	1,049	0.03	—	—
Total related to restructuring and other related costs	1,049	0.03	—	—
Related to other income and expense:
Non-marketable equity securities revaluation	21,456	0.59	—	—
Total related to other income and expense	21,456	0.59	—	—
Related to income tax (benefit) expense
Tax provision related to Pillar Two	19,885	0.55	—	—
Total related to income tax (benefit) expense	19,885	0.55	—	—
Total related to net income & EPS	53,872	1.48	9,399	0.26
Non-GAAP measures	$157,369	$4.34	$105,325	$2.92
Shares used in computing diluted net income per share (in thousands of shares)
GAAP diluted shares		36,233		36,097
Non-GAAP diluted shares		36,233		36,097

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended
	September 25, 2026	September 26, 2025
Net cash provided by operating activities	$21,287	$102,568
Less: Purchase of property, plant and equipment	(158,698)	(45,266)
Non-GAAP free cash flow	$(137,411)	$57,302

FABRINET
GUIDANCE FOR QUARTER ENDING DECEMBER 25, 2026
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$3.81 to $3.96
Related to cost of revenues:
Share-based compensation expenses	0.11
Total related to cost of revenues	0.11
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.25
Total related to selling, general and administrative expenses	0.25
Related to income tax (benefit) expense:
Tax provision related to Pillar Two	0.60
Total related to income tax (benefit) expense	0.60
Total related to net income & EPS	0.96
Non-GAAP net income per diluted share	$4.77 to $4.92